Supplement, dated May 11, 2004, to the following Prospectuses:

    Seligman Municipal Funds Prospectus, dated February 2, 2004, for Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New
      Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund
                                     Series

    Prospectuses, each dated February 2, 2004, for Seligman Investment Grade
                             Fixed Income Fund, Inc.

    Prospectuses, each dated March 1, 2004, for Seligman Frontier Fund, Inc.
                      and Seligman Global Fund Series, Inc.

     Prospectuses, each dated May 3, 2004, for Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc.,
    Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman High-Yield Bond Series, Seligman LaSalle Monthly Dividend
     Real Estate Fund, Seligman U.S. Government Securities Series, Seligman
      Income and Growth Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Tri-Continental Corporation and Seligman Value Fund Series, Inc.

The following amends and restates entirely the text under the heading "Frequently Asked Questions About Regulatory Matters" in each prospectus:

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1. Have any Seligman employees engaged in improper trading?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. Has Seligman conducted an internal review relating to market timing?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represent less than 1/2 of 1% of each such Fund's current net asset value. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7. Does Seligman disclose its internal market timing control procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.


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

Q8. What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any federal or state investigation relating to market timing or late trading?

A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.

Q10. Does Seligman have any market timing arrangements at the current time?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?

A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This practice is permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equals approximately $1.7 million) represent less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

Q12. Have any employees been disciplined in connection with the Manager's overall internal review?

A. One employee has left Seligman.


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